                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                --------------


                                   FORM 8-K

                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): October 15, 2001

                            IBERIABANK CORPORATION
                            ----------------------
              (Exact name of Registrant as Specified in Charter)


              Louisiana                    0-25756                72-1280718
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     (State or Other Jurisdiction        (Commission           (I.R.S. Employer
          of Incorporation)              File Number)        Identification No.)


               1101 East Admiral Doyle Drive, New Iberia, Louisiana 70560
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                         (Address of Principal Executive Offices)

                                     (337) 365-2361
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                      Registrant's telephone number, including area code


                                     Not Applicable
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         (Former name or former address, if changed since last report)
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Item 5.  Other Events
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     On October 15, 2001, the Registrant issued a press release announcing earnings of $3.7 million for the third quarter ended September 30, 2001. A copy of the press release, including unaudited financial information released as a part thereof, is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference in Item 5.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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     Exhibit 99.1  Press Release dated October 15, 2001, with respect to the
                   Registrant's unaudited financial results for the third quarter ended September 30, 2001.

Item 9.  Regulation FD Disclosure
---------------------------------

     On October 15, 2001, the Registrant confirmed comfort with its previously stated range of $2.36 to $2.41 per share for 2001 fully diluted EPS, though results will likely be in the lower half of the stated range. The Registrant also confirmed comfort with its previously stated range of $2.60 to $.2.70 per share for 2002 fully diluted EPS. This range does not include the effect of Statement No. 142, Goodwill and Other Intangible Assets, which will change the accounting for goodwill from an amortization method to an impairment-only method. See Registrant's Current Report on Form 8-K dated July 10, 2001 for a description of such effect.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                               IBERIABANK CORPORATION



DATE: October 15, 2001                         By: /s/ Daryl G. Byrd
      ----------------                             -----------------------------
                                                   Daryl G. Byrd
                                                   President and Chief Executive
                                                   Officer